VERMONT PURE HOLDINGS, LTD.
                         Convertible Debenture Due 2001

$975,000.00                                            As of September 30, 1999


     VERMONT PURE HOLDINGS, LTD., a corporation duly organized and existing under the laws of the State of Delaware ( herin called the "Company") for value recived herby promises to pay to the order of MARCOM CAPITAL CORPORATION or any other holder of this Debenture ( the "Holder"), in lawful money of the United States of America, the principal sum of Nine Hundred Seventy Five Thousand Dollars ($975,0.00). The principal sum hereof shall be due and payable on September 30, 2001 (the "Maturity Date").


     This Debenture is issued pursuant to and in accordance with the terms of a Loan Purchase Ageement between the Compamy and the Holder, dated as of even date herwith (the "Purchase Agreement"). In the event of the failure of the Borrower to maintain the listing of the shares of common stock into which this Debenture is convertible on the American Stock Exchange, the New York Stock Exchange, of on the National Association of Securities Dealers Automatic Quotation System or another nationally recoginized stock exchange reasonabaly stisfactory to the Holder, this Debenture shall be deemed to be in default and shall be in default and shall be immediately due and payable in full.


     This Debenture may not be prepaid, redeemed or repurchassed whithout the prior writen consent of the Holder which may be withheld in its sole discretion.

     All payments on this Debenture shall be made in immediately available funds at 1470 Barnum Avenue, Suite 301, in Bridgeport, Connecticut 06610 or at such other address as the Holder may provide by written notice to the Company.

     The Compamy and all endorsers of this Debenture hereby waive presentment, demand, notice protest and all other demands and notices in connection with the delivery, acceptance, permormance or enforcement of this Debenture.

     This Debenture shall be convertible in accordance with the provisions of Exhibit "A" attached and by this reference made a part hereof.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal as of the date first above written.


                                                      VERMONT PURE HOLDINGS,LTD.

                                                       By

                                  Exhibit "A"

                            Conversion of Debenture

     Section 1. CONVERSION PRIVILEGE. The Holder of this Debenture shall have the right at its option at any time to conver, subject to the terms and provisions hereof, the principal and any accured buy unpaid interest of such Debenture or any portion of the principal amount thereof into shares of the Company's common stock, $.001 per value, as listed for trading on one or more nationally recognized securities exchanges (the "Common Stock") at a conversion price equal to eighty five percent (85%) of the Average Closing Prices as defined below. For purposes of this Debenture, the Average Closing Price shall mean the average closing price of shares of the Company's Common Stock on the American Stock Exchange during the twenty (20) busivess days immediately preceding the Conversion Date, as defined below or if such stock is no longer listed for trading thereon, the primary nationally recognized stock exchange on which such shares of Common Stock are regularly traded, provided however, that if such successor bid prices at the close of trading on each such business day. The price, determined in accordance with the foregoing provisions of this
Section is hereinafter referred to as the "Conversion Price".

     Section 2 EXERCISE OF CONVERSION PRIVILEGE. The Conversion Privilege shall be exercised, if at all, by surrender of the Debenture to the Company at its principal office, together with written notice of election executed by the holder of such Debenture, which may be in the form which is included with this Debenture (hereinafter referred to as the "Conversion Notice") to convert such Deenture or a specified portion thereof. Each Conversion Notice shall require the conversion of a minimum amount of principal and interest due under the Debenture of Fifty Thousand Dollars ($50,000) into Common Stock. The Conversion Notice shall specify the name or names in which the shares of Common Stock deliverable upon such conversion shall be registered, with the addresses of the persons (and taxpayer indentification numbers, if applicable) so named, and, if so required by the Company, accompanied by a written tnstrument or instruments of transfer in form satisfactory to the Company duly executed by the holder or his attorney duly authorized in writing. Execise of the Conversion Privilege may be made effective as of a later date, subject to the occurrence of one or more conditions precedent, which shall be stated in the Conversion Notice. In the event that one or more of such conditions precedent do no occur, the holder shall not be deemed to have exercised the Conversion Privilege.


     As promptly as practicable after surrender as herein provided of any Debenture for conversion and the recipt of the Conversion Notice relating thereto, subject to the occurrence of any conditions precedent as described in the Conversion Notice, the Company shall deliver or cause to be delivered to or upon the written order of the Holder, a certificate or certificates representing the number of fully paid and nonassessable shares of Common Stock into which such Debenture is to be converted in accordance with the provisions hereof, registered in such name or names as are specified in the Conversion Notice, together with any cash payable in respect of a fractional share, and a cash payment in the amount of the accused and umpaid interest on the Debenture, of such portion thereof as has been converted, to the conversion date. In case any Debenture shall be surrendered for partial conversion, the Company shall execute and deliver to or upon the written order of the Holder, without charg to such holder, a new Debenture or Debentures in authorized denominations inan aggregate principal amount equal to the unconverted portion of the surrendered Debenture. Except as otherwise provided in the immediately following sentence, such conversions shall be deemed to have been effected at the close of business on the date when such Debenture shall have been surrendered for conversion together with the Conversion Notice, so that the rights of the recieve the shares of Common Stock upon conversion of such Debenture shall be treated for all purposes as having become the record holder or holders of such shares of Common Stock at such time, and such Conversion shall be at the Conversion Price in effect at such time. The Holder shall have the right to condition any surrender of Debentures for conversion during the 60-day period between the date of notice of a call for redemption from the Company based on a proposed acquisition transaction, upon the successful completion of such transaction, such that if the transaction is not completed, the Conversion Notice shall be disregarded and the Company shall execute and deliver to the holder thereof a new Debenture or Debentures in the same aggregate amount as those surrendered for conversion.


     Section 3. FRACTIONAL SHARES. No fractional shares or scrip representing fractional shares shall be issued upon the conversion of any Debenture. If any fractional interest in a share of Common Stock would, execpt for the provision of this Section be delivered upon the conversion of any Debenture, the Company shall, in lieu of delivering a fractinal share therefor pay the holder of surrendered Debenture an amount in cash determined by multiplying such fractional interest by the per share Conversion Price.


     Section 4. REORGANIZATION, RECLASSIFICATION, CONSOLIATION, MERGER OR SALE. If any capital reorganization or reclassification of the capital stock of the Company or any consolidation or merger of the Company with another corporation, or the sale of all or substantially all its assets to another corporation shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Commn
Stock, then as a condition of such reorganization, reclassification, consolidation, merger or sale, lawful and adequate provisions shall be made whereby each holder of the Debentures shall thereafter have the right to recieve upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Common Stock of the Company immediately theretofore receivable upon the conversion of the Debenture, such shares of stock, securities or asets (including cash) as may be issued or payable with respect to or in exchange for a number of outstanding shares of Common Stock equal to the number of shares of such stock immediately theretofor so recievable had such reorganization, reclassification, consolidation, merger or sale not taken place, and in any such case appropriate provision shall be made with respect to the rights and interests of such holder to athe end that the provisions hereof (including, without limitation, provisions for adjustments of the Conversion Price) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the conversion of such Debentures )including and immediate adjustment, by reason of such consolidation or merger, of the Conversion Price to the value for the Common Stock reflected by the terms of such consolidation or merger if the value so reflected is less than the Conversion Price in effect immediately prior to such consolidation or merger). In the event of a merger or consolidation of the Company as a result of which a greater or lesser number of shares of common stock of the surviving corporation are issuable to holders of CommonStock of the Company outstanding immediately prior to such merger or consolidation, the Conversion Price in effect immediately prior to such merger or consolidation shall be adjusted in the same manner as though there were a subdivision or combination of the outstanding Common Stock into which the outstanding shares of Common Stock shall have been subdivided or combined. The Company will not effect any such consolidation, merger or sale, unless prior to the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger or the corporation purchasing such assets shall assume, by written instrument executed and mailed or delivered to the Holder, the obligation to deliver to the Holder such shares of stock securities or assets as, in accordance with the foregoing provisions, the Holder may be entitled to receive upon conversion of the Debenture.


     Section 5. NOTICE OF ADJUSTMENTS. Whenever the Conversion Price is adjusted as herin provided, the Company shall forthwith cause to be mailed to the Holder a notice stating that the Conversion Price has been adjusted and setting forth the adjusted Conversion Price.


     Section 6. COMPANY TO RESERVE COMMON STOCK: LISTING. The Company convenants that it will at all times reserve and keep available, free from preemptive rights, out og the aggregate of its authorized but unissued Common Stock or its issued Common Stock held in its treasury, or both, for the purpose of effecting conversions of the Debenture, the full number of shares of Common Stock then deliverable upon the conversion of the Debenture not theretofore converted; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of the Debenture, the Company will take such corporate action as may in the opinion of its counsel be necessary to increase its authorized but unissued Common Stock to such number of shares as shall be sufficient for that purpose.


     Section 7. TAXES ON CONVERSION. The Company will pay any and all documentary, stamp or similar issue or transfer taxes payable in respect of the issue or delivery of shares of Common Stock on conversion of the Debenture pursuant hereto; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any registration of transfer involved in the issue or delivery of Common Stock in a name other than that of the holder of the Debenture to be converted, and nosuch issue or delivery shall be made unless and until the person requesting such issue has paid to the Company the amount of any such tax or has established to the stisfaction of theCompany that such tax has been paid.


     Section 8. CLOSING OF BOOKS. The Company will at no time close its transfer books against the transfer of the shares of Common Stock issued or issuable upon the conversion of the Debenture in any manner which interferes with the timly conversion of the Debenture.



     Section 9. MANDATORY CONVERSION. Provided that the Common Stock shall be then listed for trading on the American Stock Exchange, the New York Stock Exchange, the National Association of Securities Dealers Automatic Quotation System, or another nationally recognized stock exchange resonably satisfactory to the Holder, and the Common Stock shall be regularly traded tereon, the Debenture shall be automatically converted into shares of the Common Stock on the Maturity Date, in the same manner and on the same terms as if the Holder shall have delivered a Conversion Notice to the Company in accordance swith
Section 2 hereof on such date. Upon such conversion, the Company shall have no further obligations to the Holder under the Debenture.



                                CONVERSION NOTICE

To:  Vermont Pure Holdings, Inc.


     The undersigned owner of this Debenture hereby exercises the option to convert this debenture or portion hereof below designated into shares of Common Stock of Vermont Pure Holdings, Inc. all in accordance with, and subject to, the terms of the Debenture, and directs that the shares issuable and deliverable upon the conversion, together with any check in payment for fractional shares, be issued in the name of and delivered to the undersigned or, if so specified, to the person or entity named below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay any transfer taxes payable with respect thereto.


Dated:____________________-

If shares are to be issued other than the holder:

_____________________
_____________________         __________________________
Name                          Signature
_____________________
Address
_____________________

Please Furnish Taxpayer Identification Number:_____________________

Portion to be converted:  $________________